Number                                             SHARES
FBU
         COMMON STOCK                              THIS CERTIFICATE IS
                                                   TRANSFERABLE IN THE CITIES OF
                                                   NEW YORK OR BOSTON
         PAR VALUE
         CUSIP 723686 10 1
         $1.00 PER SHARE


         PIONEER HI-BRED INTERNATIONAL, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF IOWA


         This Certifies that
         S P E C I M E N            See Reverse for Certain Definitions
         is the owner of
         FULL PAID AND NON-ASSESSBLE SHARES OF THE COMMON STOCK OF

Pioneer Hi-Bred      Pioneer Hi-Bred International,  Inc.,  transferable on the books of the Corporation by the
International, Inc.  holder hereof in person or by Attorney upon surrender of this Certificate properly  endorsed. This
Corporate Seal       Certificate is not valid until countersigned by the
                     Transfer Agent and Registered by the Registrar
Des Moines, IA       Witness the seal of said Corporation and the signatures
                     of its duly authorized officers.

         Dated:
         /s/ Charles S. Johnson                COUNTERSIGNED AND REGISTERED:
             President                         THE FIRST NATIONAL BANK OF BOSTON
         /s/ Jerry L. Chicoine                 TRANSFER AGENT AND REGISTRAR.
             Secretary                         BY: /s/  Mary Penezic
                                                        AUTHORIZED SIGNATURE

         This certificate also evidences and entitles the holder hereof the certain rights as set forth in a Rights Agreement between Pioneer Hi-Bred
International, Inc. and the First National Bank of Boston (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive officers of Pioneer Hi-Bred International, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Pioneer Hi-Bred International, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common      UNIF GIFT MIN ACT _____Custodian________
   TEN ENT - as tenants by the entireties               (cust)          (Minor)
                                                   under Uniform Gifts to Minors

   JT Ten - as joint tenants with right of        Act____________________
            survivorship and not as tenants               (State)
            in common
            Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

________________________________________________________________________________

________________________________________________________________________________

____________________________________Shares of the capital  stock  represented by the  within Certificate and do  hereby irrevocably constitute  and appoint______

____________________Attorney  to transfer the  said  stock  on the books  of the within  named  Corporation  with  full  power  of substitution  in the premises.

Dated_______________

                                          ______________________________